                   EXHIBIT 10.20

UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

FOR AND IN CONSIDERATION OF the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid or delivered to EACH OF THE ENTITIES IDENTIFIED AS “GUARANTORS” ON THE SIGNATURE PAGES OF THIS AGREEMENT (collectively, the “Initial Guarantors”) and EACH ADDITIONAL SUBSIDIARY GUARANTOR (AS DEFINED IN THE CREDIT AGREEMENT (AS HEREINAFTER DEFINED)) THAT MAY HEREAFTER BECOME A PARTY TO THIS AGREEMENT (Initial Guarantors and such Additional Subsidiary Guarantors are sometimes hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”), the receipt and sufficiency whereof are hereby acknowledged by Guarantors, and for the purpose of seeking to induce KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), in its capacity as a “Lender” under the Credit Agreement referenced below and each other “Lender” (as defined in the Credit Agreement) which may now be or hereafter become a party to the Credit Agreement, any such individual Lender acting as an Issuing Lender under the Credit Agreement, and KeyBank acting as administrative agent for all of the Lenders under the Credit Agreement (in such capacity, together with any successor agent, “Agent”),to extend credit or otherwise provide financial accommodations to MODIV OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Borrower”), under the Credit Agreement, and seeking to induce the Lender Hedge Providers to provide final accommodations by entering into derivative contracts that may give rise to Hedge Obligations, which extension of credit and provision of financial accommodations will be to the direct interest, advantage and benefit of Guarantors, Guarantors do hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantee to each of Agent, each Lender and each Lender Hedge Provider (individually, each a “Guaranteed Party”, and collectively, the “Guaranteed Parties”), the complete payment and performance of the following liabilities, obligations and indebtedness of Borrower to Lender and Lender Hedge Providers (hereinafter referred to collectively as the “Obligations”) (capitalized terms that are used herein that are not otherwise defined herein shall have the meanings set forth in the Credit Agreement):

(a)          the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of (i) the Revolving Credit Notes made by Borrower to the order of the Revolving Credit Lenders in the aggregate principal face amount of up to One Hundred Twenty-Five Million and No/100 Dollars ($100,000,000.00), (ii) the Term Loan Notes made by Borrower to the order of the Term Loan Lenders in the original principal face amount of up to One Hundred Million and No/100 Dollars ($150,000,000.00), and (iii) the Swing Loan Note made by Borrower to the order of Swing Loan Lender in the principal face amount of Twelve Million Five Hundred Thousand and No/100 Dollars ($12,500,000.00), together with interest as provided in the Revolving Credit Notes, the Term Loan Notes and Swing Loan Note and together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases and extensions thereof; and

(b)        the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of each other note as may be issued under that certain Credit Agreement dated of even date herewith (as the same may be varied, extended, supplemented, consolidated, amended, replaced, increased, renewed or modified or restated from time to time, the “Credit Agreement”) among Borrower, Agent and the Lenders now or hereafter a party thereto, together with interest as provided in each such note, together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases, and extensions thereof (the Revolving Credit Notes, the Term Loan Notes, the Swing Loan Notes and each of the notes described in this subparagraph (b) are hereinafter referred to collectively as the “Note”); and

(c)        the full and prompt payment and performance of any and all obligations of Borrower to each Guaranteed Party under the terms of the Credit Agreement, together with any replacements, supplements, renewals, modifications, consolidations, restatements, and extensions thereof; and

(d)          the full and prompt payment and performance of any “Hedge Obligations” (as defined in the Credit Agreement; and

(e)         the full and prompt payment and performance when due of any and all obligations of Borrower and any Guarantor to any Guaranteed Party under the Security Documents, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

(f)          the full and prompt payment and performance when due of any and all obligations of Borrower to Issuing Lender under the terms of the Credit Agreement, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

(g)          the full and prompt payment and performance of any and all other obligations of Borrower to each Guaranteed Party under any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note or the Credit Agreement (the Note, the Credit Agreement, the Security Documents and said other agreements, documents and instruments are hereinafter collectively referred to as the “Loan Documents” and individually referred to as a “Loan Document”).  Without limiting the generality of the foregoing, Guarantors acknowledge the terms of Section 2.11 of the Credit Agreement pursuant to which the Total Revolving Credit Commitment and the Total Term Loan Commitment under the Credit Agreement may be increased such that after giving effect to such increase(s) the Total Commitment does not exceed $500,000,000.00 in the aggregate, and agree that this Unconditional Guaranty of Payment and Performance (this “Guaranty”) shall extend and be applicable to each new or replacement note delivered by Borrower in connection with any such increase of the Total Revolving Credit Commitment, the Total Term Loan Commitment and/or the Total Commitment, and all other obligations of Borrower under the Loan Documents as a result of such increase without notice to or consent from Guarantors, or any of them.

Notwithstanding anything to the contrary contained herein, under no circumstances shall any of the “Obligations” guaranteed hereby include any obligation that constitutes an Excluded Hedge Obligation of any Guarantor.

1.           Agreement to Pay and Perform; Costs of Collection.  Guarantors do hereby agree that following and during the continuance of an Event of Default under the Loan Documents if the Note is not paid by Borrower in accordance with its terms, or if any and all sums which are now or may hereafter become due from Borrower to any Guaranteed Party under the Loan Documents are not paid by Borrower in accordance with their terms, or if any and all other obligations of Borrower to Agent and each Lender under the Note or of Borrower or any Guarantor under the other Loan Documents are not performed by Borrower or Guarantor, as applicable, in accordance with their terms, Guarantors will immediately upon demand (a “Payment Demand”), make such payments and perform such obligations.  Guarantors further agree to pay Agent, on behalf of itself and the other Guaranteed Parties, on demand all reasonable costs and expenses (including court costs and reasonable attorneys’ fees and disbursements) paid or incurred by Agent in endeavoring to collect the Obligations guaranteed hereby, to enforce any of the Obligations of Borrower guaranteed hereby, or any portion thereof, or to enforce this Guaranty, and until paid to Agent, such sums shall bear interest at the Default Rate set forth in Section 4.11 of the Credit Agreement unless collection from Guarantors of interest at such rate would be contrary to Applicable Law, in which event such sums shall bear interest at the highest rate which may be collected from Guarantors under Applicable Law.

2.           Reinstatement of Refunded Payments.  If, for any reason, any payment to any Guaranteed Party of any of the Obligations guaranteed hereunder is required to be refunded, rescinded or returned by such Person to Borrower, or paid or turned over to any other Person, including, without limitation, by reason of the operation of bankruptcy, reorganization, receivership or insolvency laws or similar laws of general application relating to creditors’ rights and remedies now or hereafter enacted, Guarantors agree to pay to the Agent, for the benefit of itself or such other affected Guaranteed Party, as the case may be, within five (5) Business Days of written demand an amount equal to the amount so required to be refunded, paid or turned over (the “Turnover Payment”), the obligations of Guarantors shall not be treated as having been discharged by the original payment to such Guaranteed Party giving rise to the Turnover Payment, and this Guaranty shall be treated as having remained in full force and effect for any such Turnover Payment so made by such Guaranteed Party, as well as for any amounts not theretofore paid to such Guaranteed Party on account of such obligations.

3.            Rights of the Guaranteed Parties to Deal with Collateral, Borrower and Other Persons.  Each Guarantor hereby consents and agrees that any Guaranteed Party may at any time, and from time to time, without thereby releasing any Guarantor from any liability hereunder and without notice to or further consent from any other Guarantor or any other Person or entity, either with or without consideration:  release or surrender any lien or other security of any kind or nature whatsoever held by it or by any Person, firm or corporation on its behalf or for its account, securing any indebtedness or liability hereby guaranteed; substitute for any collateral so held by it, other collateral of like kind, or of any kind; modify the terms of the Note or the other Loan Documents (other than this Guaranty); extend or renew the Note or the Credit Agreement for any period; grant releases, compromises and indulgences with respect to the Note or the other Loan Documents and to any Persons or entities now or hereafter liable thereunder or hereunder; release any other guarantor (including any Guarantor), surety, endorser, obligor or accommodation party of the Note, the Security Documents or any other Loan Documents; or take or fail to take any action of any type whatsoever.  No such action which any Guaranteed Party shall take or fail to take in connection with the Note or the other Loan Documents, or any of them, or any security for the payment and performance of the Obligations of Borrower, any Guarantor or any other Person, nor any course of dealing with Borrower or any other Person, shall release any Guarantor’s obligations hereunder, affect this Guaranty in any way or afford any Guarantor any recourse against any Guaranteed Party.  The provisions of this Guaranty shall extend and be applicable to all replacements, supplements, renewals, amendments, extensions, consolidations, restatements and modifications of the Note and the other Loan Documents, and any and all references herein to the Note and the other Loan Documents shall be deemed to include any such replacements, supplements, renewals, extensions, amendments, consolidations, restatements or modifications thereof.  Without limiting the generality of the foregoing, Guarantors acknowledge the terms of Section 2.11 and Section 18.3 of the Credit Agreement and agree that this Guaranty shall extend and be applicable to each new or replacement note delivered by Borrower pursuant thereto without notice to or further consent from Guarantors, or any of them.

4.          No Contest with any Guaranteed Party; Subordination.  So long as any of the Obligations hereby guaranteed remain unpaid or undischarged or any Lender has any obligation to make Loans or issue Letters of Credit, Guarantors will not, by paying any sum recoverable hereunder (whether or not demanded by Agent or such Guaranteed Party) or by any means or on any other ground, claim any set-off or counterclaim against Borrower in respect of any liability of any Guarantor to Borrower or, in proceedings under federal bankruptcy law or insolvency proceedings of any nature, prove in competition with any Guaranteed Party in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Borrower or the benefit of any other security for any of the Obligations hereby guaranteed which, now or hereafter, any Guaranteed Party may hold or in which it may have any share.  Guarantors hereby expressly waive any right of contribution or reimbursement from or indemnity against Borrower or any other Guarantor, whether at law or in equity, arising from any payments made by any Guarantor pursuant to the terms of this Guaranty, and Guarantors acknowledge that Guarantors have no right whatsoever to proceed against Borrower, any other Guarantor or any other Person for reimbursement of any such payments except for those rights of each Guarantor under the Contribution Agreement; provided, however, each Guarantor agrees not to pursue or enforce any of its rights under the Contribution Agreement or otherwise and each Guarantor agrees not to make or receive any payment on account of such rights under the Contribution Agreement or otherwise so long as any of the Obligations remain unpaid or undischarged or any Guaranteed Party has any obligation to make Loans or issue Letters of Credit.  In the event any Guarantor shall receive any payment under or on account of such rights whether under the Contribution Agreement or otherwise, it shall hold such payment as trustee for the Guaranteed Parties and be paid over to Agent, for the benefit of itself and the other Guaranteed Parties, on account of the Obligations to any Guaranteed Party but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of such indebtedness shall have been reduced by such payment.  In connection with the foregoing, Guarantors expressly waive any and all rights of subrogation to any Guaranteed Party against Borrower, any other Guarantor or any other Person, and Guarantors hereby waive any rights to enforce any remedy which any Guaranteed Party may have against Borrower, any other Guarantor or any other Person and any rights to participate in any collateral for Borrower’s obligations under the Loan Documents, so long as any of the Obligations remain unpaid or undischarged or any Guaranteed Party has any obligation to make Loans or issue Letters of Credit.  Guarantors hereby subordinate any and all indebtedness of Borrower or any other Guarantor now or hereafter owed to any Guarantor to all indebtedness of Borrower or any other Guarantor to any Guaranteed Party, and agree with each Guaranteed Party that (a) Guarantors shall not demand or accept any payment from Borrower or any other Guarantor on account of such indebtedness, (b) Guarantors shall not claim any offset or other reduction of Guarantors’ obligations hereunder because of any such indebtedness, and (c) Guarantors shall not take any action to obtain any interest in any of the security described in and encumbered by the Loan Documents because of any such indebtedness; provided, however, that, if Agent so requests, such indebtedness shall be collected, enforced and received by Guarantors as trustee for the Guaranteed Parties and be paid over to Agent, on behalf of itself and the other Guaranteed Parties, on account of the indebtedness of Borrower or such Guarantor to the Guaranteed Parties, but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of such outstanding indebtedness shall have been reduced by such payment.

5.          Waiver of Defenses.  Guarantors hereby agree that their obligations hereunder shall not be affected or impaired by, and hereby waive and agree not to assert or take advantage of any defense based on:

(a)          (i) any change in the amount, interest rate or due date or other term of any of the Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the obligations hereby guaranteed, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other Loan Document, or any other document or instrument evidencing or relating to any Obligations, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the Obligations or any other instrument or agreement referred to therein or evidencing any Obligations or any assignment or transfer of any of the foregoing;

(b)            any subordination of the payment of the Obligations to the payment of any other liability of Borrower or any other Person;

(c)          any act or failure to act by Borrower or any other Person which may adversely affect any Guarantor’s subrogation rights, if any, against Borrower or any other Person to recover payments made under this Guaranty;

(d)            any nonperfection or impairment of any security interest or other Lien on any Collateral securing in any way any of the Obligations;

(e)          any application of sums paid by Borrower or any other Person with respect to the Obligations, regardless of what liabilities of the Borrower remain unpaid;

(f)             any defense of Borrower, including without limitation, the invalidity, illegality or unenforceability of any of the Obligations;

(g)          either with or without notice to Guarantors, any renewal, extension, modification, amendment or other changes in the Obligations, including but not limited to any material alteration of the terms of payment or performance of the Obligations;

(h)          any statute of limitations in any action hereunder or for the collection of the Note or for the payment or performance of any obligation hereby guaranteed;

(i)           the incapacity, lack of authority, death or disability of Borrower, any Guarantor or any other Person or entity, or the failure of any Guaranteed Party to file or enforce a claim against the estate (either in administration, bankruptcy or in any other proceeding) of Borrower or any Guarantor or any other Person or entity;

(j)           the dissolution or termination of existence of Borrower, any Guarantor or any other Person or entity;

(k)          the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or any Guarantor or any other Person or entity;

(l)           the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, Borrower or any Guarantor or any other Person or entity, or any of Borrower’s or any Guarantor’s or any other Person’s or entity’s properties or assets;

(m)         the damage, destruction, condemnation, foreclosure or surrender of all or any part of the Collateral, the Real Estate or any of the improvements located thereon;

(n)          the failure of any Guaranteed Party to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation of Borrower or of any action or nonaction on the part of any other Person whomsoever in connection with any obligation hereby guaranteed;

(o)         any failure or delay of any Guaranteed Party to commence an action against Borrower or any other Person, to assert or enforce any remedies against Borrower under the Note or the other Loan Documents, or to realize upon any security;

(p)          any failure of any duty on the part of any Guaranteed Party to disclose to any Guarantor any facts it may now or hereafter know regarding Borrower (including, without limitation Borrower’s financial condition), any other Person, the Collateral, or any other assets or liabilities of such Persons, whether such facts materially increase the risk to Guarantors or not (it being agreed that Guarantors assume responsibility for being informed with respect to such information);

(q)            failure to accept or give notice of acceptance of this Guaranty by any Guaranteed Party;

(r)          failure to make or give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed;

(s)           failure to make or give protest and notice of dishonor or of default to Guarantors or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed;

(t)            any and all other notices whatsoever to which Guarantors might otherwise be entitled (except as required by Applicable Law and the Loan Documents);

(u)           any lack of diligence by any Guaranteed Party in collection, protection or realization upon any collateral securing the payment of the indebtedness or performance of obligations hereby guaranteed;

(v)            the invalidity or unenforceability of the Note, or any of the other Loan Documents, or any assignment or transfer of the foregoing;

(w)         the compromise, settlement, release or termination of any or all of the obligations of Borrower under the Note or the other Loan Documents or the Hedge Obligations;

(x)            any transfer by Borrower or any other Person of all or any part of the security encumbered by the Loan Documents;

(y)            the failure of any Guaranteed Party to perfect any security or to extend or renew the perfection of any security; or

(z)           to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which Guarantors might otherwise be entitled, it being the intention that the obligations of Guarantors hereunder are absolute, unconditional and irrevocable.

Each Guarantor understands that the exercise by a Guaranteed Party of certain rights and remedies may affect or eliminate such Guarantor’s right of subrogation against the Borrower, the other Guarantors or other Persons and that such Guarantor may therefore incur partially or totally nonreimbursable liability hereunder.  Nevertheless, Guarantors hereby authorize and empower Agent, on behalf of each Guaranteed Party, and such Guaranteed Party’s specific successors, endorsees and assigns, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of Guarantors that the obligations hereunder shall be absolute, continuing, independent and unconditional under any and all circumstances.  Notwithstanding any other provision of this Guaranty to the contrary, so long as any of the Obligations remain unpaid or undischarged or any Guaranteed Party has any obligation to make Loans or issue Letters of Credit, each Guarantor hereby waives and releases any claim or other rights which such Guarantor may now have or hereafter acquire against Borrower, or any other Guarantor or other Person of all or any of the obligations of Guarantors hereunder that arise from the existence or performance of such Guarantor’s obligations under this Guaranty or any of the other Loan Documents, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of any Guaranteed Party against Borrower or any other Guarantor or other Person or any Collateral which any Guaranteed Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from Borrower or any other Guarantor or other Person, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights, except for those rights of each Guarantor under the Contribution Agreement; provided, however, each Guarantor agrees not to pursue or enforce any of its rights under the Contribution Agreement and each Guarantor agrees not to make or receive any payment on account of the Contribution Agreement so long as any of the Obligations remain unpaid or undischarged or any Guaranteed Party has any obligation to make Loans or issue Letters of Credit.  In the event any Guarantor shall receive any payment under or on account of the Contribution Agreement, it shall hold such payment as trustee for Agent and be paid over to Agent, for the benefit of itself and the other Guaranteed Parties, on account of the indebtedness of Borrower to the Guaranteed Parties but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of such indebtedness shall have been reduced by such payment.

Without limitation on the generality of the other waivers contained in this Guaranty and to the extent California law applies to the Loan Documents, Guarantor hereby waives, to the extent permitted by law: (1) all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed or otherwise impaired Guarantor’s rights of subrogation, indemnification, reimbursement and/or contribution against the principal or any Subsidiary Guarantor or other Person (whether by the operation of Section 580d or any other provision of the California Code of Civil Procedure or otherwise); (2) all rights and defenses it may have under California Civil Code Sections 2787 to 2855, inclusive, 2899 and/or 3433, and/or California Code of Civil Procedure Section 359.5, and/or California Commercial Code Section 3605 (subject, however, to Section 6(c) above with respect to rights of subrogation, reimbursement, indemnification, contribution and participation); and any defense that Guarantor may have to Lender’s remedy of prejudgment attachment, whether such defense arises under California Code of Civil Procedure Section 483.010 or otherwise, because the obligations guarantied hereby are, or the liability of any Person for or in connection therewith is, or may become, secured by real or personal property; and (3) any right to require Lender to (i) proceed against Borrower, any other Guarantor, any pledgor of collateral for any Person’s obligations to Lender or any other Person related to the Credit Agreement, (ii) proceed against or exhaust any other security or collateral Lender may hold, or (iii) pursue any other right or remedy for Guarantor’s benefit, and agrees that Lender may foreclose against any property or any other security Lender may hold without taking any action against Borrower, any other Guarantor, any pledgor of collateral for any Person’s obligations to Lender or any other Person related to the Credit Agreement, and without proceeding against or exhausting any security or collateral Lender may hold.

In addition, to the extent California law applies and to the extent permitted by law, Guarantor waives all rights and defenses that Guarantor may have because the Borrower’s debt is, or the liability of Borrower or any other Guarantor or other Person is, or may become, secured by real property.  This means, among other things:

(1)        The Lender may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower or any other Person; and

(2)           If the Lender forecloses on any real property collateral pledged by the Borrower or any other Person:  (A) the amount of the debt may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) the Lender may collect from Guarantor even if the Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from the Borrower or any other Person.  This is an unconditional and irrevocable waiver of any rights and defenses that Guarantor may have because the Borrower’s debt is, or the liability of Borrower or any other Guarantor or other Person is, or may become, secured by real property.  These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.

In addition, Guarantor hereby agrees that its obligations hereunder shall not be released, diminished, impaired, reduced, dependent upon or affected by, and hereby waives and agrees not to assert or take advantage of any defense based on, any one or more of the following:  (i) the genuineness, validity, regularity or enforceability of, or the existence of any default with respect to, the Obligations, any security therefor, or any related instrument, documents, obligation, transaction or matter; (ii) the nature, extent, condition, value or continued existence of any security given in connection with the Obligations; (iii) any action or failure to take action by any holder of the Obligations under or with respect to the Loan Documents, any security therefor, or any related documents, transaction or matter; (iv) any other dealings between any holder of the Obligations and the Lender; (v) any exculpatory language or provisions limiting or restricting the Lender’s rights or remedies against the Borrower or any other Person under the Loan Documents; or (vi) any claim by or on behalf of Borrower of any credit or right of setoff with respect to the Note or any of the Obligations.

6.          Guaranty of Payment and Performance and Not of Collection.  This is a guaranty of payment and performance and not of collection.  The liability of Guarantors under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other Person, nor against securities or liens available to any Guaranteed Party, its successors, successors in title, endorsees or assigns.  Guarantors hereby waive any right to require that an action be brought against Borrower or any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of any Guaranteed Party in favor of Borrower or any other Person.

7.          Rights and Remedies of the Guaranteed Parties.  During the continuance of an Event of Default under the Note or the other Loan Documents, or any of them (it being understood that no Guaranteed Party has any obligation to accept cure after an Event of Default occurs), the Agent, on behalf of itself and the other Guaranteed Parties, shall have the right to enforce the rights, powers and remedies thereunder or hereunder or under any other Loan Document, in any order, and all rights, powers and remedies available to such Guaranteed Party in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity.  Accordingly, Guarantors hereby authorize and empower Agent upon the occurrence and during the continuance of any Event of Default under the Note or the other Loan Documents, at its sole discretion, and without notice to Guarantors except as required by the Loan Documents or Applicable Law, to exercise any right or remedy which any Guaranteed Party may have, including, but not limited to, foreclosure, exercise of rights of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of a receiver, exercise of remedies against personal property, or enforcement of any assignment of leases, as to any security, whether real, personal or intangible.  At any public or private sale of any security or collateral for any of the Obligations guaranteed hereby, whether by foreclosure or otherwise, each Guaranteed Party may, in its discretion, purchase all or any part of such security or collateral so sold or offered for sale for its own account and may apply against the amount bid therefor all or any part of the balance due it pursuant to the terms of the Note or Security Documents or any other Loan Document without prejudice to such Guaranteed Party’s remedies hereunder against Guarantors for deficiencies.  If the Obligations guaranteed hereby are partially paid by reason of the election of the Agent, on behalf of itself and the other Guaranteed Parties, to pursue any of the remedies available to them, or if such Obligations are otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantors shall remain liable for the entire balance of the Obligations guaranteed hereby even though any rights which any Guarantor may have against Borrower or any other Person may be destroyed or diminished by the exercise of any such remedy.

8.          Application of Payments.  Guarantors hereby authorize Agent, without notice to Guarantors, to apply all payments and credits received from Borrower, any Guarantor or any other Person or realized from any security in such manner and in such priority as Agent in its sole judgment shall see fit to the Obligations.

9.          Business Failure, Bankruptcy or Insolvency.  In the event of the business failure of any Guarantor or if there shall be pending any bankruptcy or insolvency case or proceeding with respect to any Guarantor under federal bankruptcy law or any other Applicable Law or in connection with the insolvency of any Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for any Guarantor or any Guarantor’s properties or assets, Agent, on behalf of itself and the other Guaranteed Parties, may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Guaranteed Parties allowed in any proceedings relative to such Guarantor, or any of such Guarantor’s properties or assets, and, irrespective of whether the Obligations shall then be due and payable, by declaration or otherwise, Agent, on behalf of itself and the other Guaranteed Parties, shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the Obligations, and to collect and receive any moneys or other property payable or deliverable on any such claim.  Guarantors covenant and agree that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantors shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Code, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of any Guaranteed Party to enforce any rights of such Guaranteed Party against Guarantors by virtue of this Guaranty or otherwise.

10.          Covenants of Guarantors.  Guarantors hereby covenant and agree with each Guaranteed Party that until the Obligations have been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note and the other Loan Documents have been completely performed and the Lenders have no further obligation to make Loans or issue Letters of Credit, Guarantors will comply with any and all covenants applicable to Guarantors set forth in the Credit Agreement and the Contribution Agreement.

11.          Rights of Set-off.  Regardless of the adequacy of any collateral, during the continuance of any Event of Default under the Note or the other Loan Documents, each Guaranteed Party may at any time and without notice to Guarantors set-off and apply the whole or any portion or portions of any or all deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or branch of such Guaranteed Party where the deposits are held) now or hereafter held by such Guaranteed Party or other sums credited by or due from any Guaranteed Party to any Guarantor and any securities or other property of the Guarantors in the possession of such Guaranteed Party against amounts payable under this Guaranty, whether or not any other person or persons could also withdraw money therefrom.

12.          Changes in Writing; No Revocation.  This Guaranty may not be changed orally, and no obligation of any Guarantor can be released or waived by Agent and the Lenders except as provided in the Credit Agreement.  This Guaranty shall be irrevocable by Guarantors until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note, the Letters of Credit and the other Loan Documents have been completely performed and the Lenders have no further obligation to advance Loans or issue Letters of Credit under the Credit Agreement.

13.          Notices.  Each notice, demand, election or request provided for or permitted to be given pursuant to this Guaranty (hereinafter in this Paragraph 13 referred to as “Notice”), but specifically excluding to the maximum extent permitted by law any notices of the institution or commencement of foreclosure proceedings, must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, or as expressly permitted herein, by telecopy, and addressed as follows:

The address of Agent is:

KeyBank National Association, as Agent
4910 Tiedeman Road, 3rd Floor
Brooklyn, Ohio 44144
Attn: Real Estate Capital Services

With a copy to:
KeyBank National Association
1200 Abernathy Road, N.E., Suite 1550
Atlanta, Georgia 30328
Attn: Thomas Z. Schmitt

and
Dentons US LLP
303 Peachtree Street, N.E., Suite 5300
Atlanta, Georgia 30308
Attn: Suneet Sidhu, Esq.

The address of Guarantors is:

Modiv Operating Partnership, LP
c/o Modiv Advisors, LLC
120 Newport Center Drive
Newport Beach, California 92660
Attn: Raymond J. Pacini

With a copy to (which copy shall not constitute notice):
Morris, Manning & Martin, LLP
1600 Atlanta Financial Center
3343 Peachtree Road, N.E.
Atlanta, Georgia 30326
Attn: Douglas D. Selph, Esq.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received.  Notices delivered through electronic communications, to the extent provided in Section 19(c) of the Credit Agreement, shall be effective as provided in said Section.  Rejection or other refusal to accept or the inability to deliver because of changed address for which no notice was given shall be deemed to be receipt of the Notice sent.  By giving at least fifteen (15) days’ prior Notice thereof, Borrower, Guarantors or the Agent shall have the right from time to time and at any time during the term of this Guaranty to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

14.      GOVERNING LAW.  GUARANTORS ACKNOWLEDGE AND AGREE, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, THAT THIS GUARANTY AND THE OBLIGATIONS OF GUARANTORS HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

15.           CONSENT TO JURISDICTION; WAIVERS.  EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE COUNTY OF NEW YORK, STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY (EACH GUARANTEED PARTY HAVING ALSO WAIVED SUCH RIGHT TO TRIAL BY JURY), (II) TO OBJECT TO JURISDICTION WITHIN THE STATE OF NEW YORK OR VENUE IN ANY PARTICULAR FORUM WITHIN THE STATE OF NEW YORK, AND (III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN OR IN ADDITION TO ACTUAL DAMAGES.  AGENT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE TO THE RIGHT, IF ANY, TO TRIAL BY JURY.  EACH GUARANTOR HEREBY WAIVES ITS RIGHTS TO PERSONAL SERVICE AND AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO SUCH GUARANTOR AT THE ADDRESS SET FORTH IN PARAGRAPH 13 ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED.  NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT AGENT OR ANY GUARANTEED PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST ANY GUARANTOR PERSONALLY, AND AGAINST ANY PROPERTY OF ANY GUARANTOR, WITHIN ANY OTHER STATE.  INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF GUARANTORS AND EACH GUARANTEED PARTY HEREUNDER OR OF THE SUBMISSION HEREIN MADE BY GUARANTORS TO PERSONAL JURISDICTION WITHIN THE STATE OF NEW YORK. EACH GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.  EACH GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY GUARANTEED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH GUARANTEED PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND ACKNOWLEDGE THAT EACH GUARANTEED PARTY HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH 15.  EACH GUARANTOR ACKNOWLEDGES THAT THEY HAVE HAD AN OPPORTUNITY TO REVIEW THIS PARAGRAPH 15 WITH THEIR LEGAL COUNSEL AND THAT SUCH GUARANTOR AGREES TO THE FOREGOING AS THEIR FREE, KNOWING AND VOLUNTARY ACT.

16.          Successors and Assigns.  The provisions of this Guaranty shall be binding upon Guarantors and their respective heirs, successors, successors in title, legal representatives, and assigns, and shall inure to the benefit of each Guaranteed Party, its successors, successors in title, legal representatives and assigns and the holders of the Hedge Obligations. No Guarantor shall assign or transfer any of its rights or obligations under this Guaranty without the prior written consent of the Agent and the Lenders.

17.          Assignment by Guaranteed Parties.  This Guaranty is assignable by the Agent and each Lender in whole or in part in conjunction with any assignment of the Note or portions thereof by such Lender or Agent pursuant to the terms of the Credit Agreement, and any assignment hereof or any transfer or assignment of the Note or portions thereof pursuant to the terms of the Credit Agreement shall operate to vest in any such assignee the rights and powers, in whole or in part, as appropriate, herein conferred upon and granted to such Lender or Agent.

18.          Severability.  If any term or provision of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

19.          Disclosure.  Guarantors agree that in addition to disclosures made in accordance with standard banking practices, any Guaranteed Party may disclose information obtained by such Guaranteed Party pursuant to this Guaranty to assignees or participants and potential assignees or participants hereunder subject to the terms and provisions of the Credit Agreement.

20.          No Unwritten Agreements.  THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

21.          Time of the Essence.  Time is of the essence with respect to each and every covenant, agreement and obligation of Guarantors under this Guaranty.

22.          Ratification.  Each Guarantor does hereby restate, reaffirm and ratify each and every warranty and representation regarding such Guarantor or its Subsidiaries set forth in the Credit Agreement as if the same were more fully set forth herein.

23.          Joint and Several Liability.  Each of the Guarantors covenants and agrees that each and every covenant and obligation of Guarantors hereunder shall be the joint and several obligations of each of the Guarantors.

24.          Fair Consideration.  The Guarantors represent that the Guarantors are engaged in common business enterprises related to those of the Borrower and each Guarantor will derive substantial direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement.

25.          Counterparts.  This Guaranty and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.  In proving this Guaranty it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

26.          Condition of Borrower.  Without reliance on any information supplied by any Guaranteed Party, each Guarantor has independently taken, and will continue to take, whatever steps it deems necessary to evaluate the financial condition and affairs of Borrower or any collateral, and the no Guaranteed Party shall have any duty to advise any Guarantor of information at any time known to the such Guaranteed Party regarding such financial condition or affairs or any collateral.

27.           Credit Agreement.  Notwithstanding anything contained herein to the contrary, each Guarantor agrees to be bound to all of the terms and conditions of the Credit Agreement that (i) apply to either Guarantor or the Borrowing Base Property owned by such Guarantor, including without limitation, Section 7.7 and 7.13 of the Credit Agreement relating to insurance, casualty and condemnation and leasing, and (ii) relate to grace and/or notice and cure periods, notices of default and acceleration of the Obligations, including without limitation, Sections 12.1 and 12.2 of the Credit Agreement.  Additionally, each Guarantor does hereby unconditionally make, warrant, represent and reaffirm each and every warranty, covenant and representation set forth in the Credit Agreement concerning the Borrowing Base Property owned such Guarantor as if such Borrowing Base Property were Eligible Real Estate under the Credit Agreement.

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IN WITNESS WHEREOF, Guarantors have executed this Guaranty under seal as of this 18th day of January, 2022.

GUARANTORS:

MODIV INC., a Maryland corporation

By:	/s/ RAYMOND J. PACINI
Name:	Raymond J. Pacini
Title:	Chief Financial Officer

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RU WAG SANTA MARIA, LLC;
RU L3 CARLSBAD, LLC;
RU GAP ROCKLIN, LLC;
RU DG BIG SPRING, LLC;
RU ITW SKY PARK, LLC;
RU DT MORROW GA, LLC;
RU PRE K SAN ANTONIO, LLC;
RU GSA VACAVILLE, LLC;
RU PMI SAN CARLOS, LLC;
RU DG BAKERSFIELD, LLC;
MODIV ARROW ARCHBOLD OH LLC;
MODIV RC 19110 STONE OAK PKWY SAN ANTONIO TX LLC;
RU FAIRVIEW DRIVE DEKALB IL, LLC;
RU ELM HILL PIKE NASHVILLE TN, LLC;
RU 6877-6971 WEST FRYE ROAD CHANDLER AZ, LLC;
RU 8825 STATESVILLE ROAD CHARLOTTE NC, LLC;
RU 9655 READING ROAD CINCINNATI OH, LLC;
RU WYNDHAM SUMMERLIN NV, LLC;
RU WS SUMMERLIN NV, LLC;
RU EXP MAITLAND FL, LLC;
RU NG MELBOURNE FL, LLC;
RU NG PARCEL MELBOURNE FL, LLC;
RU DG OHPAME6, LLC; and
RU LEVINS SACRAMENTO, LLC,
each a California limited liability company

By:	MODIV OPERATING PARTNERSHIP, LP, a Delaware limited partnership, its sole member

By:	MODIV INC., a Maryland corporation, its general partner

By:	/s/ RAYMOND J. PACINI
Name:	Raymond J. Pacini
Title:	Chief Financial Officer

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MDV TROPHY CARSON CA LLC,
a California limited liability company

By:	MODIV OPERATING PARTNERSHIP, LP, a Delaware limited partnership, its sole member

By:	MODIV INC., a Maryland corporation, its general partner

By:	/s/ RAYMOND J. PACINI
Name	Raymond J. Pacini
Title:	Chief Financial Officer

[SIGNATURES CONTINUE ON NEXT PAGE]

The Agent joins in the execution of this Guaranty for the sole and limited purpose of evidencing its agreement, on behalf of the Lenders, to waiver of the right to trial by jury contained in Paragraph 15 hereof and Section 25 of the Credit Agreement.

KEYBANK NATIONAL ASSOCIATION, as Agent for the Lenders
By:	/s/ THOMAS Z. SCHMITT
Name:	Thomas Z. Schmitt
Title:	Vice President

(SEAL)